Van Kampen
Income Trust
SEMIANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
                SIX-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26



 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      30
              RESULTS OF SHAREHOLDER VOTES      31

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust's managers, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

-------------------------------
NYSE Ticker Symbol - VIN
-------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                              12.04%        1.85%
---------------------------------------------------------------------------
One-year total return                               17.20%        2.27%
---------------------------------------------------------------------------
Commencement date                                              04/22/88
---------------------------------------------------------------------------

Distribution rate as a % of closing common share price(3)         8.52%
---------------------------------------------------------------------------
Net asset value                                                   $6.68
---------------------------------------------------------------------------
Closing common share price                                        $7.04
---------------------------------------------------------------------------
Six-month high common share price (02/14/01)                      $7.25
---------------------------------------------------------------------------
Six-month low common share price (01/02/01)                       $6.50
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2001
- AAA/Aaa............  51.3%   [PIE CHART]
- A/A................   3.3%
- BBB/Baa............   2.4%
- BB/Ba..............  10.1%
- B/B................  29.4%
- CCC/Caa............   1.9%
- CC/Ca..............   0.7%
- Non-Rated..........   0.9%
As of December 31, 2000
- AAA/Aaa............  53.6%   [PIE CHART]
- A/A................   0.5%
- BBB/Baa............   1.3%
- BB/Ba..............   8.5%
- B/B................  31.5%
- CCC/Caa............   2.0%
- CC/Ca..............   0.4%
- Non-Rated..........   2.0%
- Other..............   0.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/01                                                                             0.05
2/01                                                                             0.05
3/01                                                                             0.05
4/01                                                                             0.05
5/01                                                                             0.05
6/01                                                                             0.05

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2001                    DECEMBER 31, 2000
                                                                       -------------                    -----------------
Utilities                                                                  14.10                              11.70
Consumer Services                                                           9.60                               7.60
Raw Materials/Processing Industries                                         6.00                               5.40
Consumer Distribution                                                       4.20                               3.80
Producer Manufacturing                                                      2.80                               1.20

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1991 through June 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/91                                                                       7.2800                             7.0000
                                                                           7.5700                             7.5000
                                                                           7.7000                             7.3800
                                                                           7.8500                             7.7500
6/92                                                                       7.9300                             8.1300
                                                                           8.0300                             8.2500
                                                                           7.8500                             7.6300
                                                                           8.0300                             7.8800
6/93                                                                       8.1700                             8.1300
                                                                           8.0800                             7.2500
                                                                           8.1600                             7.7500
                                                                           7.9200                             7.0000
6/94                                                                       7.7200                             7.0000
                                                                           7.4300                             7.2500
                                                                           7.2800                             6.5000
                                                                           7.5000                             7.2500
6/95                                                                       7.7600                             7.2500
                                                                           7.8400                             7.3800
                                                                           7.9400                             7.2500
                                                                           7.8100                             7.3800
6/96                                                                       7.7000                             7.2500
                                                                           7.8400                             7.2500
                                                                           7.9800                             7.5000
                                                                           7.5000                             7.5000
6/97                                                                       7.9700                             7.6900
                                                                           8.1000                             7.6900
                                                                           8.0500                             8.0000
                                                                           8.1800                             8.1900
6/98                                                                       8.1700                             7.8100
                                                                           7.8700                             7.6300
                                                                           7.8400                             7.7500
                                                                           7.7500                             7.0000
6/99                                                                       7.5100                             6.8800
                                                                           7.3900                             6.3800
                                                                           7.2500                             5.6900
                                                                           7.2300                             6.1875
6/00                                                                       7.1200                             6.5625
                                                                           7.0600                             6.5625
                                                                           6.8500                             6.5625
                                                                           6.9300                             6.8900
6/01                                                                       6.6800                             7.0400

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                  [HICKEY PHOTO]
                                                         [MUNDY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST
SIX MONTHS. ROBERT J. HICKEY, PORTFOLIO MANAGER, HAS
MANAGED THE TRUST SINCE 1999 AND HAS WORKED IN THE
INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY TED V.
MUNDY III, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION
REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE DURING THE
SIX-MONTH PERIOD ENDED JUNE 30, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   At the beginning of the year, it
appeared that the economy was on the brink of a prolonged slowdown, as business and consumer spending tapered off, the housing sector cooled, manufacturing dropped sharply, and the unemployment rate moved higher. As slow economic growth raised concerns of a potential recession, investors reasoned that the Federal Reserve Board (the "Fed") would be forced to begin lowering short-term interest rates in order to stimulate economic activity.

    It wasn't long before the Fed started aggressively lowering short-term interest rates. They began with a cut in the federal funds target rate of 50 basis points (half a percentage point) in the first week of January. Between January and June 2001, the federal funds rate was cut six times for a total decrease of 275 basis points (two and three-quarter percentage points), driving short-term interest rates sharply lower. As the Fed cut key lending rates, short-term interest rates fell more sharply than intermediate-term and long-term interest rates, resulting in what is known as a steepening yield curve.

    Because the trust invests in a mix of Treasury securities, government agency securities, mortgage-backed securities, and high-yield corporate securities, the type of market environment we've seen over the past six months--a combination of declining interest rates and a slowing economy--has been somewhat of a mixed blessing.

    Falling interest rates typically mean higher prices for many existing fixed-income securities, but when the reason for declining rates is a weak economy, investors have to keep their eye on the outlook for corporate earnings. Poor prospects can cast doubts on future corporate earnings and the ability of companies to service their debt obligations, making it difficult for companies to get the financing they need to continue operations.

    Also, as interest rates come down, it becomes more attractive for homeowners to refinance their mortgages, triggering the early return of principal to investors in mortgage-backed securities; these trusts must then be reinvested at the lower rates available in the marketplace.

    Furthermore, credit concerns have haunted the high-yield corporate arena. The default rate of troubled high-yield credits has been running markedly higher than in recent years (roughly 8.5 percent, up from the typical 5 to 6 percent). This had led to stronger investor demand for higher-rated issues within the high-yield sector, helping to bolster the prices of these issues. As a result, they have outperformed lower-rated issues during the period.

    For the six months through June 30, 2001, the trust had a total return of
12.04 percent based on market price. This reflects an increase in market price from $6.5625 per share on December 31, 2000, to $7.04 per share on June 30, 2001.

    The trust also continued to provide shareholders with an attractive monthly dividend of $0.0500 per share, which translates to a distribution rate of 8.52 percent based on the trust's closing market price on June 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE TRUST?

A   We have consistently moved toward
broader diversification of the portfolio, selecting investments from an increasingly large number of individual issuers across a wide cross-section of industries. As of June 30, 2001, the trust held securities from no fewer than 140 separate issuers.

    This degree of diversification has been a conscious decision, as we seek to buffer the portfolio from the credit-related concerns sometimes associated with high-yield securities. Thus far, it is a strategy that has fulfilled our expectations. We have also relied on our diligent credit research to evaluate our investment choices and lead us in the right direction.

    The portfolio was slightly skewed toward the high-yield universe, with approximately 52 percent of the trust's total long-term investments invested in high-yield corporate securities. This allocation helped the trust earn a competitive level of income, as wide yield spreads helped compensate investors for taking on a higher perceived level of risk. As of June 30, 2001, approximately 32 percent of the trust's high-yield long-term investments were invested in securities rated BB or higher.

    Within the portfolio's varied mix, we chose to favor some of the industry sectors that appeared to offer the greatest relative value. Consequently, the portfolio was weighted more toward certain sectors, such as food and tobacco, and the beverage category, both of which were positives for the trust's performance. Several of the securities we purchased were issued by Mexican-based issuers, which benefited from Mexico's upgraded credit rating status.

    Other strong performers were in the wireless personal communication systems sector, chemicals, home building, and retail, including K-Mart, Saks, and Musicland. We have been very happy with our credit selection in the retail sector, a typically more risky sector during times of lower consumer spending and a slowing economy.

    Also, the housing sector has been strong due to the lower interest rate environment, as people have been willing to take advantage of lower mortgage rates to reduce their borrowing costs. To protect the portfolio's income in the mortgage sector, our choices have favored government agency securities and mortgage securities with reduced prepayment characteristics, such as seasoned securities and securities from mortgage pools with relatively low loan balances. Keep in mind that not all securities in the trust performed as favorably, nor is there any guarantee that these securities will perform as well or will be held by the trust in the future.

    The trust did have a greater weighted position in media/telecommunications, which were hurt by a downtrend in business and consumer spending, intense competition, and steadily declining corporate earnings in this sector. We continue to evaluate our holdings in these industries.

    Unfortunately, the trust had a lower weighting in the energy sector, which was a particularly strong performer over the period. The trust also carried a somewhat higher-than-average amount of its assets in cash, due largely to a number of bonds that matured and returned principal to the trust. This higher cash position is temporary, lasting only until we find suitable investments in which to put this money to work.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   At the close of the period, we were
generally optimistic about the long-term prospects for the high-yield corporate sector. We expect a potentially more stable market moving forward, as the Federal Reserve Board continues its efforts to reinvigorate the economy and avoid recession by lowering short-term interest rates, making it less expensive for companies to finance their operations through the bond market.

    It appears the market is already pricing in further interest rate cuts by the Fed, expecting perhaps another one or two cuts of 25 basis points each. This is a positive sign for the trust's leveraged portfolio, as lower interest rates mean lower borrowing costs. On the other hand, further cuts may also mean that the economy will continue to be weak in the near term, which is bad news for corporate earnings and the demand for high-yield corporate debt.

    We will be closely watching the yield-spread dynamics in the marketplace, as strong prices in the BB rated portion of the market may be creating a situation where B rated securities begin to look quite attractive in comparison. If yields in these two sectors begin to converge, the trust could be susceptible to lower prices on its holdings in the BB sector.

    In the government sector, we will consider allocating a greater portion of the trust to mortgage-backed securities as interest rates level off. Also, as the Fed ends its easing of short-term interest rates, the yield curve may become a bit steeper, favoring a shift into intermediate-term securities. Over the past quarter, 15-year securities have been among the strongest performers, and the prospects for greater interest rate stability and an eventual rebound in the economy should bode well for fixed-income investors.

    We expect to hold sector allocations fairly steady, with about 48 percent of the trust's net assets in government securities and 52 percent in high-yield securities. Overall, our focus will remain on maintaining a quality portfolio built on strong credit research, while seeking to provide a highly competitive level of current income.

As of July 24, 2001, the trust is managed by the High Yield and High Grade teams of Van Kampen Asset Management Inc. ("The Adviser"). The teams are made up of established investment professionals. Current members of the High Yield Team include Stephen F. Esser, a Managing Director of the Adviser and Deanna L. Loughnane, an Executive Director of the Adviser. Current members of the High Grade team include W. David Armstrong, a Managing Director of the Adviser and David Horowitz, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                      COUPON           MATURITY            VALUE
          DOMESTIC CORPORATE BONDS  36.0%
          CONSUMER DISTRIBUTION  2.4%
$  500    Aurora Foods, Inc., Ser D.....     9.875%   02/15/07               $    441,250
   420    Big 5 Corp., Ser B............    10.875    11/15/07                    413,700
   580    Chiquita Brands International,
          Inc. (a)......................    10.000    06/15/09                    394,400
   150    K-Mart Corp. .................     8.375    12/01/04                    146,250
   275    Luiginos, Inc. ...............    10.000    02/01/06                    237,875
   600    Pantry, Inc. .................    10.250    10/15/07                    585,000
   250    Saks, Inc. ...................     7.000    07/15/04                    236,250
                                                                             ------------
                                                                                2,454,725
                                                                             ------------
          CONSUMER DURABLES  1.6%
 1,010    Aetna Industries, Inc. .......    11.875    10/01/06                    373,700
   250    Cambridge Industries, Inc. (a)
          (b)...........................    10.250    07/15/07                     35,000
   250    Del Webb Corp. ...............     9.750    03/01/03                    253,750
 1,000    Sleepmaster LLC, Ser B........    11.000    05/15/09                    570,000
    20    Venture Holdings Trust........    12.000    06/01/09                     12,100
   535    Venture Holdings Trust,
          Ser B.........................     9.500    07/01/05                    422,650
                                                                             ------------
                                                                                1,667,200
                                                                             ------------
          CONSUMER NON-DURABLES  1.4%
   190    BRL Universal Equipment.......     8.875    02/15/08                    195,700
   320    Del Monte Corp, 144A--Private
          Placement (c).................     9.250    05/15/11                    323,600
   250    Delta Mills, Inc., Ser B......     9.625    09/01/07                    192,500
   500    Dyersburg Corp., Ser B (a)....     9.750    09/01/07                     40,000
   255    Elizabeth Arden, Inc. ........    11.750    02/01/11                    270,937
   500    Outsourcing Services Group,
          Inc., Ser B...................    10.875    03/01/06                    403,750
    25    Perry Ellis International,
          Inc. .........................    12.250    04/01/06                     23,375
                                                                             ------------
                                                                                1,449,862
                                                                             ------------
          CONSUMER SERVICES  8.3%
   500    Adelphia Communications
          Corp. ........................     9.250    10/01/02                    502,500
   150    Agrosy Gaming Co. ............    10.750    06/01/09                    162,000
   300    Amazon.com, Inc. (d)..........  0/10.000    05/01/08                    204,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                      COUPON           MATURITY            VALUE
          CONSUMER SERVICES (CONTINUED)
$  100    Argosy Gaming Co.,
          144A--Private Placement (c)...    10.750%   06/01/09               $    108,000
   250    Autotote Corp. ...............    12.500    08/15/10                    250,000
 1,050    Booth Creek Ski Holdings,
          Inc., Ser B...................    12.500    03/15/07                    876,750
   910    Charter Communication Holdings
          LLC...........................     8.250    04/01/07                    862,225
   175    Classic Cable, Inc. ..........     9.375    08/01/09                     56,000
   300    Echostar DBS Corp. ...........     9.250    02/01/06                    294,750
   750    Frontiervision Holdings L.P.
          (d)...........................  0/11.875    09/15/07                    780,000
   250    Frontiervision Holdings L.P.,
          Ser B (d).....................  0/11.875    09/15/07                    260,000
   475    Insight Communications, Inc.,
          144A--Private Placement (c)
          (d)...........................  0/12.250    02/15/11                    270,750
   500    Isle of Capri Casinos,
          Inc. .........................     8.750    04/15/09                    459,375
   470    James Cable Partners L.P.,
          Ser B.........................    10.750    08/15/04                    387,750
   275    Majestic Star Casino LLC,
          Ser B.........................    10.875    07/01/06                    248,875
   310    Mandalay Resort Group.........    10.250    08/01/07                    325,500
   350    Muzak LLC.....................     9.875    03/15/09                    316,750
 1,000    Park N View, Inc.,
          Ser B (a) (b).................    13.000    05/15/08                     90,000
   180    Park Place Entertainment
          Corp. ........................     7.875    12/15/05                    181,350
   250    Park Place Entertainment
          Corp. ........................     8.875    09/15/08                    260,625
   315    Premier Parks, Inc. (d).......  0/10.000    04/01/08                    259,087
   160    Premier Parks, Inc. ..........     9.250    04/01/06                    161,200
   250    Primedia, Inc., 144A--Private
          Placement (c).................     8.875    05/15/11                    237,500
   250    Sinclair Broadcast Group......    10.000    09/30/05                    252,500
   500    Tele-Communications, Inc. ....     9.250    01/15/23                    527,800
   225    United International Holdings,
          Inc., Ser B...................    10.750    02/15/08                     75,375
   145    Ziff Davis Media, Inc. .......    12.000    07/15/10                     82,650
                                                                             ------------
                                                                                8,493,312
                                                                             ------------
          ENERGY  2.3%
   250    Frontier Oil Corp. ...........    11.750    11/15/09                    268,750
   309    KCS Energy, Inc., Ser B.......    11.000    01/15/03                    313,635
   250    Pogo Producing Co. ...........     8.250    04/15/11                    250,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                      COUPON           MATURITY            VALUE
          ENERGY (CONTINUED)
$  300    R & B Falcon Corp. ...........     9.500%   12/15/08               $    352,500
   500    R & B Falcon Corp., Ser B.....     6.500    04/15/03                    510,000
   635    Vintage Petroleum, Inc.,
          144A--Private Placement (c)...     7.875    05/15/11                    615,950
                                                                             ------------
                                                                                2,310,835
                                                                             ------------
          FINANCE  1.2%
   230    Alamosa Delaware, Inc.,
          144A--Private Placement (c)...    12.500    02/01/11                    208,150
   795    Americo Life, Inc. ...........     9.250    06/01/05                    787,050
   225    Labranche & Co., Inc.,
          144A--Private Placement (c)...    12.000    03/02/07                    252,000
                                                                             ------------
                                                                                1,247,200
                                                                             ------------
          HEALTHCARE  0.5%
   250    AdvancePCS....................     8.500    04/01/08                    253,750
   250    Tenet Healthcare Corp. .......     8.000    01/15/05                    256,875
                                                                             ------------
                                                                                  510,625
                                                                             ------------
          PRODUCER MANUFACTURING  1.1%
   665    Briggs & Straton,
          144A--Private Placement (c)...     8.875    03/15/11                    671,650
   250    Eagle-Picher Industries,
          Inc. .........................     9.375    03/01/08                    167,500
   750    GS Technologies Operating,
          Inc. (a) (b)..................    12.000    09/01/04                     41,250
   250    Hovnanian K Enterprises,
          Inc. .........................    10.500    10/01/07                    256,250
                                                                             ------------
                                                                                1,136,650
                                                                             ------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES  4.5%
   500    Doe Run Resources Corp.,
          Ser B.........................    11.250    03/15/05                    137,500
   250    Fleming Cos., Inc. ...........    10.500    12/01/04                    256,875
   275    Fonda Group, Inc., Ser B......     9.500    03/01/07                    233,750
   160    Hercules, Inc., 144A--Private
          Placement (c).................    11.125    11/15/07                    160,800
   100    ISP Holdings, Inc. ...........     9.750    02/15/02                    100,750
 1,000    Kaiser Aluminum & Chemical
          Corp. ........................     9.875    02/15/02                    985,000
   230    Nortek, Inc. .................     8.875    08/01/08                    221,950
   250    Pioneer Americas Acquisition
          Corp., Ser B (a)..............     9.250    06/15/07                     81,250
   670    Printpack, Inc., Ser B........    10.625    08/15/06                    686,750

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                      COUPON           MATURITY            VALUE
          RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$  750    Radnor Holdings, Corp., Ser
          B.............................    10.000%   12/01/03               $    626,250
   250    Repap New Brunswick, Inc. ....     9.000    06/01/04                    265,000
   250    Republic Technologies
          International, Inc. (a) (b)...    13.750    07/15/09                     30,000
   500    Sweetheart Cup, Inc. .........    10.500    09/01/03                    475,000
   250    Tekni-Plex, Inc., Ser B.......    12.750    06/15/10                    201,250
   150    Terra Industries, Inc. .......    10.500    06/15/05                    127,500
                                                                             ------------
                                                                                4,589,625
                                                                             ------------
          TECHNOLOGY  1.1%
   250    Allied Waste North America,
          Inc., 144A--Private Placement
          (c)...........................     8.875    04/01/08                    256,250
   180    Amkor Technology, Inc.,
          144A--Private Placement (c)...     9.250    02/15/08                    168,300
   250    Exodus Communications,
          Inc. .........................    11.250    07/01/08                     82,500
   250    Fairchild Semiconductor
          Corp. ........................    10.500    02/01/09                    242,500
 1,160    PSINET, Inc. (a) (b)..........    10.500    12/01/06                     81,200
   250    Tektronix, Inc. ..............     7.625    08/15/02                    255,000
                                                                             ------------
                                                                                1,085,750
                                                                             ------------
          TRANSPORTATION  1.3%
   500    Atlas Air, Inc. ..............    10.750    08/01/05                    395,000
   999    Greyhound Lines, Inc., Ser
          B.............................    11.500    04/15/07                    919,080
                                                                             ------------
                                                                                1,314,080
                                                                             ------------
          UTILITIES  10.3%
   250    AES Corp. ....................     8.750    12/15/02                    253,125
   200    AES Corp. ....................     9.500    06/01/09                    203,750
   635    Airgate PCS, Inc. (d).........  0/13.500    10/01/09                    368,300
   250    American Cellular Corp.,
          144A--Private Placement (c)...     9.500    10/15/09                    233,750
   250    AT & T Wireless Services,
          Inc., 144A--Private Placement
          (c)...........................     7.875    03/01/11                    250,896
   250    Calpine Corp. ................     8.500    02/15/11                    243,125
   400    Centennial Communications
          Corp. ........................    10.750    12/15/08                    372,000
 1,000    Crown Castle International
          Corp. (d).....................  0/10.625    11/15/07                    787,500
   400    E.Spire Communications, Inc.
          (a) (b).......................    13.000    11/01/05                     84,000
   495    Focal Communications, Ser B...    11.875    01/15/10                    158,400
   560    Globix Corp. .................    12.500    02/01/10                    172,200

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                      COUPON           MATURITY            VALUE
          UTILITIES (CONTINUED)
$   55    GST Telecommunciations, Inc.,
          144A--Private Placement (a)
          (b) (c).......................    13.875%   12/15/05               $      1,100
   250    ICG Holdings, Inc. (a) (b)....    13.500    09/15/05                     35,000
 1,000    Intercel, Inc. ...............    12.000    05/01/06                  1,060,000
 1,170    Intermedia Communications,
          Inc. .........................    12.500    05/15/06                  1,164,150
   620    IPCS, Inc. (d)................  0/14.000    07/15/10                    254,200
   175    McLeodUSA, Inc. ..............    11.375    01/01/09                    112,000
   515    Metromedia Fiber Network,
          Inc. .........................    10.000    12/15/09                    200,850
   750    MGC Communications, Inc. .....    13.000    10/01/04                    461,250
   300    Nextel Communications,
          Inc. .........................     9.375    11/15/09                    235,500
   480    Nextlink Communications,
          Inc. .........................    10.500    12/01/09                    144,000
 1,000    NTL, Inc., Ser B..............    11.500    02/01/06                    680,000
   160    Pegasus Communications Corp.,
          Ser B.........................     9.625    10/15/05                    144,800
   750    Price Communications
          Wireless......................    11.750    07/15/07                    802,500
   250    Rural Cellular Corp. .........     9.625    05/15/08                    243,750
   750    SBA Communications Corp. (d)..  0/12.000    03/01/08                    596,250
   250    Telecorp PCS, Inc. ...........    10.625    07/15/10                    235,625
   290    Tritel PCS, Inc. .............    10.375    01/15/11                    264,625
   250    Triton PCS, Inc. (d)..........  0/11.000    05/01/08                    202,500
   270    US Unwired, Inc., Ser B (d)...  0/13.375    11/01/09                    133,650
   275    Williams Communications Group,
          Inc. .........................    11.700    08/01/08                    111,375
   400    WorldCom, Inc. ...............     8.250    05/15/31                    393,416
                                                                             ------------
                                                                               10,603,587
                                                                             ------------

TOTAL DOMESTIC CORPORATE BONDS............................................     36,863,451
                                                                             ------------

          FOREIGN BONDS AND DEBT SECURITIES (US $)  8.0%
          ARGENTINA  0.5%
   500    Disco S.A. ...................     9.125    05/15/03                    472,500
                                                                             ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                      COUPON           MATURITY            VALUE
          BERMUDA  0.8%
$  670    Global Crossing Holdings
          Ltd. .........................     9.125%   11/15/06               $    529,300
   750    Pegasus Shipping Hellas Ltd.,
          Ser A (a).....................    11.875    11/15/04                    281,250
                                                                             ------------
                                                                                  810,550
                                                                             ------------
          BRAZIL  0.5%
   500    Multicanal Participacoes, Ser
          B.............................    12.625    06/18/04                    492,500
                                                                             ------------

          CANADA  1.9%
   200    360 Networks, Inc. (a)........    13.000    05/01/08                      5,000
   775    Acetex Corp. .................     9.750    10/01/03                    776,937
   250    Doman Industries Ltd. ........    12.000    07/01/04                    258,750
   250    GT Group Telecom, Inc. (d)....  0/13.250    02/01/10                     77,500
   250    Hydrochem Industrial Services,
          Inc., Ser B...................    10.375    08/01/07                    195,000
   250    Intrawest Corp. ..............    10.500    02/01/10                    262,500
   500    Microcell Telecommunications,
          Ser B (d).....................  0/14.000    06/01/06                    380,000
                                                                             ------------
                                                                                1,955,687
                                                                             ------------
          FRANCE  0.2%
   250    France Telecom, 144A--Private
          Placement (c).................     7.750    03/01/11                    255,251
                                                                             ------------

          MEXICO  1.7%
   500    Cemex Corp., 144A--Private
          Placement (c).................     8.625    07/18/03                    527,500
   750    Gruma SA de CV................     7.625    10/15/07                    673,125
   500    Vicap SA......................    10.250    05/15/02                    498,750
                                                                             ------------
                                                                                1,699,375
                                                                             ------------
          NETHERLANDS  0.4%
   500    Hermes Europe Railtel BV
          (a)...........................    11.500    08/15/07                     80,000
   600    Netia Holdings BV, Ser B
          (d)...........................  0/11.250    11/01/07                    258,000
   130    Netia Holdings BV, Ser B......    10.250    11/01/07                     59,800
   155    United Pan Europe
          Communication, Ser B (d)......  0/12.500    08/01/09                     27,900
                                                                             ------------
                                                                                  425,700
                                                                             ------------
          SINGAPORE  0.2%
   250    Flextronics International
          Ltd. .........................     8.750    10/15/07                    241,250
                                                                             ------------

          SWEDEN  0.5%
   500    Stena AB......................    10.500    12/15/05                    495,000
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                      COUPON           MATURITY            VALUE
          UNITED KINGDOM  1.3%
$   85    Cenargo International PLC.....     9.750%   06/15/08               $     67,150
   250    Diamond Cable Communication
          Co. ..........................    11.750    12/15/05                    168,750
 1,000    Filtronic PLC.................    10.000    12/01/05                    660,000
   140    Telewest Communications PLC
          (d)...........................  0/11.375    02/01/10                     66,500
   500    Telewest Communications PLC...    11.000    10/01/07                    417,500
                                                                             ------------
                                                                                1,379,900
                                                                             ------------

TOTAL FOREIGN BONDS AND DEBT SECURITIES...................................      8,227,713
                                                                             ------------

          U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  48.1%
 1,937    Federal Home Loan Mortgage
          Corp. ........................     7.000    06/01/28 to 11/01/28      1,951,616
 2,367    Federal National Mortgage
          Association Pools.............     6.000    04/01/28 to 12/01/28      2,287,905
   461    Federal National Mortgage
          Association Pools.............     6.500    06/01/15                    463,798
 3,918    Federal National Mortgage
          Association Pools.............     7.000    03/01/15 to 04/01/30      3,971,193
 2,500    Federal National Mortgage
          Association Pools.............     7.250    05/15/30                  2,704,125
   782    Federal National Mortgage
          Association Pools.............     7.500    03/01/15 to 06/01/15        804,980
 8,396    Government National Mortgage
          Association Pools.............     6.500    01/15/28 to 08/15/29      8,322,178
   951    Government National Mortgage
          Association Pools.............     7.000    07/15/29 to 01/15/30        961,176
 3,393    Government National Mortgage
          Association Pools.............     7.500    07/15/23 to 09/15/29      3,488,339
 2,113    Government National Mortgage
          Association Pools.............     8.000    03/15/17 to 10/15/22      2,202,461
   789    Government National Mortgage
          Association Pools.............     8.500    01/15/23 to 12/15/24        827,925
 1,509    Government National Mortgage
          Association Pools.............     9.000    08/15/16 to 12/15/24      1,634,428
   322    Government National Mortgage
          Association Pools.............     9.500    11/15/09 to 06/15/19        355,302
 7,300    United States Treasury Bond...     6.375    08/15/27                  7,764,791
 3,500    United States Treasury Bond...     7.250    05/15/16                  3,991,785

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                      COUPON           MATURITY            VALUE
          U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$3,000    United States Treasury Bond...     7.500%   11/15/16               $  3,500,070
 3,000    United States Treasury Bond...     8.875    02/15/19                  3,980,190
                                                                             ------------

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS...................     49,212,262
                                                                             ------------

          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATION  0.2%
   250    United Mexican States
          (Mexico)......................     8.375    01/14/11                    251,937
                                                                             ------------
EQUITIES  0.5%
AT & T Canada, Inc., Class B--ADR (Canada) (857 ADR Common Shares) (e)....         25,821
Aurora Foods, Inc. (8,855 Common Shares) (e)..............................         48,525
Dairy Mart Convenience Stores, Inc. (1,666 Common Stock Warrants) (e).....          1,416
GT Group Telecom, Inc., 144A--Private Placement (250 Common Stock
  Warrants) (c) (e).......................................................          8,750
HF Holdings, Inc. (5,260 Common Stock Warrants) (e).......................          5,786
IPCS, Inc., 144A--Private Placement (620 Common Strock Warrants) (c)
  (e).....................................................................         12,400
McLeodUSA, Inc. (8,847 Common Shares) (e).................................         38,955
NTL, Inc., 144A--Private Placement (1,188 Common Stock Warrants) (c)
  (e).....................................................................          6,273
Optel, Inc. (500 Common Shares) (e).......................................            500
Park N View, Inc., 144A--Private Placement (1,000 Common Stock Warrants)
  (c) (e).................................................................            250
Pathmark Stores, Inc. (14,680 Common Shares) (e)..........................        361,135
Republic Technologies International, Inc., 144A--Private Placement (250
  Common Stock Warrants) (b) (c) (e)......................................              3
Star Gas Partners, LP (143 Limited Partnership Interest Units)............          2,982
Startec Global Communications, 144A--Private Placement (1,000 Common Stock
  Warrants) (c) (e).......................................................            510
                                                                             ------------

TOTAL EQUITIES............................................................        513,306
                                                                             ------------

TOTAL LONG-TERM INVESTMENTS  92.8%
  (Cost $105,850,777).....................................................     95,068,669

REPURCHASE AGREEMENT  5.3%
  BankAmerica Securities ($5,390,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on
  07/02/01 at $5,391,819) (Cost $5,390,000)...............................      5,390,000
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                                MARKET
DESCRIPTION                                                                     VALUE
TOTAL INVESTMENTS  98.1%
  (Cost $111,240,777).....................................................   $100,458,669

OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%...............................      1,945,599
                                                                             ------------

NET ASSETS  100.0%........................................................   $102,404,268
                                                                             ============

(a) Non-income producing as security is in default.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Non-Income producing security.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $111,240,777).......................  $100,458,669
Cash........................................................         6,535
Receivables:
  Interest..................................................     1,870,288
  Investments Sold..........................................       235,106
Other.......................................................        12,350
                                                              ------------
    Total Assets............................................   102,582,948
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................        57,094
  Investment Advisory Fee...................................        55,353
  Affiliates................................................         2,223
Trustees' Deferred Compensation and Retirement Plans........        45,242
Accrued Expenses............................................        18,768
                                                              ------------
    Total Liabilities.......................................       178,680
                                                              ------------
NET ASSETS..................................................  $102,404,268
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,324,647 shares issued and outstanding).....  $122,430,939
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (452,426)
Accumulated Net Realized Loss...............................    (9,115,959)
Net Unrealized Depreciation.................................   (10,458,286)
                                                              ------------
NET ASSETS..................................................  $102,404,268
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($102,404,268 divided by
  15,324,647 shares outstanding)............................  $       6.68
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  4,204,908
Other.......................................................        16,330
                                                              ------------
    Total Income............................................     4,221,238
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       339,908
Shareholder Reports.........................................        25,628
Trustees' Fees and Related Expenses.........................        21,421
Custody.....................................................         8,784
Legal.......................................................         1,515
Other.......................................................        75,344
                                                              ------------
    Total Expenses..........................................       472,600
    Less Credits Earned on Cash Balances....................           657
                                                              ------------
    Net Expenses............................................       471,943
                                                              ------------
NET INVESTMENT INCOME.......................................  $  3,749,295
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (3,946,334)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (13,056,534)
  End of the Period.........................................   (10,782,108)
                                                              ------------
Net Unrealized Appreciation During the Period...............     2,274,426
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (1,671,908)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  2,077,387
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001
and the Year Ended December 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  3,749,295        $  9,256,013
Net Realized Loss.................................     (3,946,334)         (1,316,010)
Net Unrealized Appreciation/Depreciation During
  the Period......................................      2,274,426          (5,000,418)
                                                     ------------        ------------
Change in Net Assets from Operations..............      2,077,387           2,939,585

Distributions from Net Investment Income..........     (4,593,682)         (9,184,487)
                                                     ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (2,516,295)         (6,244,902)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment....................................        111,885                 -0-
                                                     ------------        ------------
TOTAL DECREASE IN NET ASSETS......................     (2,404,410)         (6,244,902)
NET ASSETS:
Beginning of the Period...........................    104,808,678         111,053,580
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($452,426) and $715,783, respectively)..........   $102,404,268        $104,808,678
                                                     ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX
                                              MONTHS
                                              ENDED
                                             JUNE 30,    ----------------------------
                                             2001 (A)     2000       1999       1998
                                             ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $ 6.85     $  7.25    $  7.84    $ 8.05
                                              ------     -------    -------    ------
  Net Investment Income.....................     .22         .60        .64       .66
  Net Realized and Unrealized Gain/Loss.....    (.09)       (.40)      (.63)     (.22)
                                              ------     -------    -------    ------
Total from Investment Operations............     .13         .20        .01       .44
Less Distributions from Net Investment
  Income....................................     .30         .60        .60       .65
                                              ------     -------    -------    ------
NET ASSET VALUE, END OF THE PERIOD..........  $ 6.68     $  6.85    $  7.25    $ 7.84
                                              ======     =======    =======    ======

Market Price Per Share at End of the
  Period....................................  $ 7.04     $6.5625    $5.6875    $ 7.75
Total Investment Return at Market Price (b)
  (d).......................................  12.04%*     26.59%    -19.81%     5.05%
Total Return at Net Asset Value (c) (d).....   1.85%*      2.80%      -.11%     5.51%
Net Assets at End of the Period (In
  millions).................................  $102.4     $ 104.8    $ 110.9    $120.0
Ratio of Expenses to Average Net Assets.....    .90%        .96%       .95%      .96%
Ratio of Net Investment Income to Average
  Net Assets................................   7.17%       8.43%      8.46%     8.17%
Portfolio Turnover..........................     16%*        60%        28%       47%

 * Non-Annualized

(a) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.07, increase net realized and unrealized gains and losses per share by $.07 and decrease net investment income to average net assets from 8.41% to 7.17%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Prior to fiscal year end 1992, this was not a required disclosure.


YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------
     1997     1996     1995     1994      1993     1992     1991
-----------------------------------------------------------------
    $ 7.93   $ 7.94   $ 7.28   $  8.15   $ 7.85   $ 7.70   $ 6.66
    ------   ------   ------   -------   ------   ------   ------
       .66      .66      .65       .65      .78      .85      .88
       .18     (.01)     .66      (.86)     .29      .16     1.05
    ------   ------   ------   -------   ------   ------   ------
       .84      .65     1.31      (.21)    1.07     1.01     1.93
       .72      .66      .65       .66      .77      .86      .89
    ------   ------   ------   -------   ------   ------   ------
    $ 8.05   $ 7.93   $ 7.94   $  7.28   $ 8.15   $ 7.85   $ 7.70
    ======   ======   ======   =======   ======   ======   ======

    $ 8.00   $ 7.50   $ 7.25   $  6.50   $ 7.75   $7.625   $7.375
    16.97%   12.95%   21.83%    -8.06%   11.82%   15.22%       --
    11.32%    8.61%   19.13%    -2.08%   14.36%   13.61%       --
    $123.1   $121.2   $121.4   $ 111.4   $124.7   $119.6   $116.3
      .91%    1.00%     .94%      .96%    1.00%     .99%    1.03%
     8.32%    8.40%    8.50%     7.94%    8.99%   10.71%   12.11%
       55%      36%      34%       45%      53%      54%      50%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices or, if not available, at their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Trust investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2001, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

    As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Trust did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $323,822 reduction in cost of securities and a corresponding $323,822 decrease in net unrealized depreciation based on securities held by the Trust on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $646,804; decrease net unrealized depreciation by $619,843, and increase net realized gains by $26,961. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $4,863,189 which will expire between December 31, 2002 and December 31, 2008. Net realized gains or losses may differ for financial and tax

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

reporting purposes as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $111,975,127, the aggregate gross unrealized appreciation is $2,673,399 and the aggregate gross unrealized depreciation is $14,189,857, resulting in net unrealized depreciation on long- and short-term investments of $11,516,458.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTION During the six months ended June 30, 2001, the Trust's custody fee was reduced by $657 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average weekly net assets of the Trust.

    For the six months ended June 30, 2001, the Trust recognized expenses of approximately $1,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended June 30, 2001, the Trust recognized expenses of approximately $6,600 representing Van Kampen's cost of providing accounting services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001 and December 31, 2000, paid in surplus related to common shares aggregated $122,430,939 and $122,319,054, respectively.

    Transactions in common shares were as follows:

                                                  SIX MONTHS ENDED       YEAR ENDED
                                                   JUNE 30, 2001      DECEMBER 31, 2000
Beginning Shares................................     15,308,194          15,308,194
Shares Issued Through Dividend Reinvestment.....         16,453                 -0-
                                                     ----------          ----------
Ending Shares...................................     15,324,647          15,308,194
                                                     ==========          ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,769,130 and $17,651,348, respectively.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the shareholders of the
Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
David C. Arch.........................................  14,060,773            223,096
Howard J Kerr.........................................  14,058,363            225,506

The other trustees whose terms did not expire in 2001 are Theodore A. Myers, Rod Dammeyer, Richard F. Powers, III, Hugo F. Sonnenschein and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
920, 957, 107                                                    3555H01-AS-8/01
VIN SAR 8/01